SUPPLEMENT DATED DECEMBER 17, 2008 TO THE

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS

DATED JANUARY 31, 2008

RELATING TO THE CASH MANAGEMENT FUND

On December 3, 2008, the First Investors Cash Management Fund (“Fund”) submitted a Program Extension Notice and fee to the U.S. Department of the Treasury (“U.S. Treasury”) to continue its participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program has been extended from December 19, 2008 to April 30, 2009. On December 3, 2008, the U.S. Treasury acknowledged receipt of the Fund’s Program Extension Notice.

The Program is designed to protect shareholders of the Fund as of September 19, 2008, against the risk of loss in the event that the Fund cannot maintain a $1.00 net asset value (“triggering event”). Recovery under the Program would require the Fund to liquidate if the Fund’s net asset value per share falls below $0.995 and has not been cured. The coverage is limited to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Fund after September 19, 2008, by direct purchase, exchange, or other means.

The fee paid to the U.S. Treasury to continue to participate in the Program is 0.015% of the net asset value of the Fund as of September 19, 2008. The fee will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

The U.S. Treasury may decide to extend the Program beyond April 30, 2009. If the Program is extended, the Fund will consider whether to continue to participate and, if so, the Fund will be required to pay additional fees. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Additional information about the Program is available at www.ustreas.gov.

IEP1208

SUPPLEMENT DATED DECEMBER 17, 2008 TO THE

FIRST INVESTORS CASH MANAGEMENT FUND PROSPECTUS

DATED JANUARY 31, 2008

On December 3, 2008, the First Investors Cash Management Fund (“Fund”) submitted a Program Extension Notice and fee to the U.S. Department of the Treasury (“U.S. Treasury”) to continue its participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program has been extended from December 19, 2008 to April 30, 2009. On December 3, 2008, the U.S. Treasury acknowledged receipt of the Fund’s Program Extension Notice.

The Program is designed to protect shareholders of the Fund as of September 19, 2008, against the risk of loss in the event that the Fund cannot maintain a $1.00 net asset value (“triggering event”). Recovery under the Program would require the Fund to liquidate if the Fund’s net asset value per share falls below $0.995 and has not been cured. The coverage is limited to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Fund after September 19, 2008, by direct purchase, exchange, or other means.

The fee paid to the U.S. Treasury to continue to participate in the Program is 0.015% of the net asset value of the Fund as of September 19, 2008. The fee will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

The U.S. Treasury may decide to extend the Program beyond April 30, 2009. If the Program is extended, the Fund will consider whether to continue to participate and, if so, the Fund will be required to pay additional fees. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Additional information about the Program is available at www.ustreas.gov.

CM1208